UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): February 20, 2019

FLOWSERVE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2019, Flowserve Corporation, a New York corporation (the “Company”), issued a press release announcing financial results for the fourth quarter and full year ended December 31, 2018. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference. The information in this Item 2.02 of Form 8-K and in the sections titled “Fourth Quarter 2018 Highlights”, “Full Year 2018 Highlights”, “2019 Initial Guidance”, “Fourth Quarter 2018 Results Conference Call” and “About Flowserve” of Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

On February 21, 2019, the Company will make a presentation about its financial and operating results for the fourth quarter of 2018, as noted in the press release described in Item 2.02 above. The Company has posted the presentation on its website at http://www.flowserve.com under the “Investor Relations” section.  The information in this Item 7.01 of Form 8-K and in the sections titled “Fourth Quarter 2018 Highlights”, “Full Year 2018 Highlights”, “2019 Initial Guidance”, “Fourth Quarter 2018 Results Conference Call” and “About Flowserve” of Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated:	February 20, 2019	By:	/S/ LEE S. ECKERT
Lee S. Eckert
Senior Vice President, Chief Financial Officer